UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
June 30, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2020, Ross Stores, Inc. (the “Company”) entered into a First Amendment to Note Purchase Agreement (the “NPA Amendment”), amending the Note Purchase Agreement dated October 17, 2006 (the “Note Purchase Agreement”) under which the Company has outstanding $65,000,000 aggregate principal amount of its 6.53% Series B Senior Notes, due in December 2021 (the “Series B Notes”).

The NPA Amendment, among other things, amends certain of the financial covenants applicable to the Series B Notes, in a manner generally consistent with corresponding covenants in the Company’s existing revolving credit facilities, which are described in Note E of the Notes to Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended May 2, 2020. The NPA Amendment includes replacement of two prior covenants (former section 10.1 regarding the ratio of consolidated adjusted debt to consolidated total capitalization, and former section 10.2 regarding the adjusted interest coverage ratio) with two updated covenants:

•a Consolidated Adjusted Debt to EBITDAR ratio, requiring a ratio of no less than 4:50:1.00 beginning with the fiscal quarter ending January 30, 2021 (with Consolidated EBITDAR determined based upon an annualization of Consolidated EBITDAR during the first three fiscal quarters ending on and after January 30, 2021).
•a minimum liquidity requirement for the Company to maintain aggregate unrestricted cash and cash equivalents, plus borrowing availability under the Company’s revolving credit facilities, of at least $800 million while the Company’s existing 364-day senior revolving credit facility remains in effect (and until the Company provides certification of its compliance with financial covenants for the quarter ending January 30, 2021), and thereafter of at least $500 million.

The Series B Notes are otherwise further described in Note D of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K, filed on March 31, 2020, which description is incorporated by reference herein. That description is also qualified by reference to the full text of the Note Purchase Agreement, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on December 6, 2006.

The foregoing description of the NPA Amendment is qualified in its entirety by reference to the complete terms and conditions of the NPA Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending August 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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